EXHIBIT 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

4 October 2018

RECOMMENDED MANDATORY SUPERIOR CASH OFFER FOR SKY

ACQUISITION OF 21ST CENTURY FOX SHAREHOLDING

Comcast Bidco is pleased to announce that on 3 October 2018 it entered into an agreement to acquire the 672,783,139 Sky Shares held by 21st Century Fox or its affiliates (representing approximately 39.12 per cent. of the issued ordinary share capital of Sky) at a price of £17.28 per share (the “Acquisition Agreement”).

Following completion of this acquisition, expected to occur on 9 October 2018, Comcast Bidco will hold or have received acceptances in respect of over 75 per cent. in aggregate of the issued ordinary share capital of Sky. A further announcement will be made in due course.

Unless the context otherwise requires and save to the extent superseded in this announcement, the definitions and rules of interpretation used in the mandatory offer document published by Comcast Bidco on 27 September 2018 in respect of the Mandatory Offer shall also apply in this announcement.

A copy of the Acquisition Agreement is available free of charge, subject to certain restrictions in relation to persons resident in Restricted Jurisdictions, on Comcast’s website at www.cmcsa.com/proposal-for-sky.

Enquiries

Comcast Corporation
D’Arcy Rudnay (Media)	+1 215 286 8582
Jason Armstrong (Investors)	+1 215 286 7972

Robey Warshaw
Simon Robey / Simon Warshaw	+44 20 7317 3900

Evercore
Roger Altman / Eduardo Mestre	+1 212 857 3100

BofA Merrill Lynch
Adrian Mee / Tim Waddell / Peter Luck	+44 20 7628 1000

Wells Fargo
Stephen Locke	+1 704 410 4766

Tulchan Communications
Andrew Grant/ Tom Murray	+44 20 7353 4200

Comcast has retained Davis Polk & Wardwell LLP and Freshfields Bruckhaus Deringer LLP as legal advisers in connection with the matters described in this announcement.

Important notices relating to financial advisers

Robey Warshaw LLP (“Robey Warshaw”), which is authorised and regulated by the FCA in the United Kingdom, is acting exclusively as financial adviser to Comcast and Comcast Bidco and no one else in connection with the matters referred to in this announcement, and Robey Warshaw will not be responsible to anyone other than Comcast and Comcast Bidco for providing the protections afforded to clients of Robey Warshaw or for providing advice in relation to the matters referred to in this announcement, the contents of this announcement or any other matter referred to herein.

Evercore Group L.L.C. (“Evercore Group”), a securities broker-dealer registered with the SEC and subject to regulation by the SEC and the Financial Industry Regulatory Authority, together with its affiliate, Evercore Partners International LLP (together with Evercore Group, “Evercore”), which is authorised and regulated by the FCA in the United Kingdom, are acting exclusively as financial adviser to Comcast and Comcast Bidco and no one else in connection with the matters referred to in this announcement and will not regard any other person as their client in relation to the matters referred to in this announcement and will not be responsible to anyone other than Comcast and Comcast Bidco for providing the protections afforded to clients of Evercore, nor for providing advice in relation to the matters referred to in this announcement. Neither Evercore nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract or in tort, under statute or otherwise) to any person who is not a client of Evercore in connection with this announcement, any statement contained therein or otherwise.

Merrill Lynch International (“BofA Merrill Lynch”), a subsidiary of Bank of America Corporation, which is authorised by the Prudential Regulation Authority and regulated by the FCA and the Prudential Regulation Authority in the United Kingdom, is acting exclusively as financial adviser for Comcast and Comcast Bidco and will not be responsible to anyone other than Comcast and Comcast Bidco for providing the protections afforded to its clients or for providing advice in relation to the matters set out in this announcement.

Wells Fargo Securities, LLC (“Wells Fargo”), a subsidiary of Wells Fargo & Company, which is authorised by the SEC and regulated by the Financial Industry Regulatory Authority and the SEC in the United States, is acting exclusively as co-financial adviser for Comcast and Comcast Bidco and will not be responsible to anyone other than Comcast and Comcast Bidco for providing the protections afforded to its clients or for providing advice in relation to the matters set out in this announcement.

Further information

This announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation, or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities of Sky in any jurisdiction in contravention of applicable law. The Acquisition will be implemented solely pursuant to the terms of the Mandatory Offer Document (read in conjunction with the First Offer Document) and the Forms of Acceptance, which contain the full terms and conditions of the Acquisition, including details of how to accept the Mandatory Offer. Any decision in respect of, or other response to, the Acquisition should be made only on the basis of the information contained in the Mandatory Offer Document (read in conjunction with the First Offer Document) and the Forms of Acceptance. Sky Shareholders are advised to read the formal documentation in relation to the Acquisition carefully. Each Sky Shareholder is urged to consult his or her independent professional adviser regarding the tax consequences of the Acquisition.

This announcement does not constitute a prospectus or prospectus equivalent document.

Information relating to Sky Shareholders

Please be aware that addresses, electronic addresses and certain other information provided by Sky Shareholders, persons with information rights and other relevant persons for the receipt of communications from Sky may be provided to Comcast and Comcast Bidco during the Offer Period as required under Section 4 of Appendix 4 of the Code.

Important information for U.S. shareholders and Sky ADR Holders

Sky is a public limited company incorporated in England. The Mandatory Offer is being made to Sky Shareholders in the United States in compliance with the applicable U.S. tender offer rules under the U.S. Exchange Act, including Regulation 14E thereunder taking into account no action and exemptive relief granted by the SEC, and otherwise in accordance with the requirements of English law. Accordingly, the Mandatory Offer is subject to disclosure and other procedural requirements, including with respect to withdrawal rights, the offer timetable, settlement procedures and timing of payments that are different from those applicable under U.S. domestic tender offer law and practice. Sky’s financial information, including any included in the offer documentation, will not have been prepared in accordance with generally accepted accounting principles in the United States (U.S. GAAP), or derived therefrom, and may therefore differ from, and not be comparable with, financial information of U.S. companies.

Comcast and/or Comcast Bidco and their affiliates or brokers (acting as agents for Comcast and/or Comcast Bidco and their affiliates, as applicable) may from time to time, and other than pursuant to the Mandatory Offer, directly or indirectly, purchase, or arrange to purchase outside the United States, shares in Sky or any securities that are convertible into, exchangeable for or exercisable for such shares before or during the period in which the Mandatory Offer remains open for acceptance, to the extent permitted by, and in compliance with, exemptive relief granted by the SEC from Rule 14e-5 under the U.S. Exchange Act and in compliance with the Code. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Information about any such purchases or arrangements to purchase that is made public in accordance with English law and practice will be available to all investors (including in the United States) via the Regulatory News Service on www.londonstockexchange.com.

The Mandatory Offer, if consummated, may have consequences under U.S. federal income tax and applicable U.S. state and local, as well as non-U.S., tax laws for Sky Shareholders and Sky ADR Holders. Each Sky Shareholder and Sky ADR Holder is urged to consult his or her independent professional adviser regarding the tax consequences of the Mandatory Offer.

It may not be possible for Sky Shareholders or Sky ADR Holders in the United States to effect service of process within the United States upon Sky or Comcast Bidco (each a company incorporated in England), or their respective officers or directors, some or all of which may reside outside the United States, or to enforce against any of them judgments of the United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or other U.S. law. It may not be possible to bring an action against

Sky or Comcast Bidco, or their respective officers or directors, in a non-U.S. court for violations of U.S. law, including the U.S. securities laws. There is also substantial doubt as to enforceability in the United Kingdom in original actions, or in actions for the enforcement of judgments of U.S. courts, based on civil liability provisions of U.S. federal securities laws.

Overseas jurisdictions

The release, publication or distribution of this announcement in jurisdictions other than the United Kingdom may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom should inform themselves about, and observe, any applicable requirements. In particular, the ability of persons who are not resident in the United Kingdom to accept the Mandatory Offer, or to execute and deliver the First Form of Acceptance or Second Form of Acceptance, may be affected by the laws of the relevant jurisdictions in which they are located. Sky Shareholders who are in any doubt regarding such matters should consult an appropriate independent adviser in the relevant jurisdiction without delay. Any failure to comply with such restrictions may constitute a violation of the securities laws of any such jurisdiction.

This announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside of England.

Unless otherwise determined by Comcast Bidco or required by the Code, and permitted by applicable law and regulation, the Mandatory Offer will not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws of that jurisdiction and no person may accept the Mandatory Offer by any use, means, instrumentality (including, but not limited to, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or of any facility of a national, state or other securities exchange of any Restricted Jurisdiction or any other jurisdiction where to do so would constitute a violation of the laws of that jurisdiction and the Mandatory Offer may not be capable of acceptance by any such use, means, instrumentality or facilities. Accordingly, copies of this announcement and the formal documentation relating to the Mandatory Offer are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any other jurisdiction where to do so would constitute a violation of the laws of that jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction or any other jurisdiction where to do so would constitute a violation of the laws of that jurisdiction.

Further details in relation to Sky Shareholders in overseas jurisdictions are contained in the Mandatory Offer Document.

Cautionary note regarding forward-looking statements

This announcement (including information incorporated by reference in this announcement), oral statements made regarding the Acquisition, and other information published by Comcast and/or Comcast Bidco contain statements which are, or may be deemed to be, “forward-looking statements”. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast and/or Comcast Bidco about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. The forward-looking statements contained in this announcement include statements relating to the expected effects or synergies of the Acquisition on Comcast and/or Comcast Bidco, the expected timing and scope of the Acquisition and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast and/or Comcast Bidco believe that the expectations reflected in such forward-looking statements are reasonable Comcast and Comcast Bidco can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. In addition to the information regarding these risks, uncertainties, assumptions and other factors set forth in the public filings made by Sky and the public filings with the SEC made by Comcast, important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the Acquisition on anticipated terms and timing, (ii) the ability of Sky and Comcast to integrate the businesses successfully and to achieve anticipated synergies or benefits, (iii) the risk that disruptions from the Acquisition will harm Sky’s or Comcast’s businesses, (iv) legislative, regulatory and economic developments and (v) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realisation of forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors.

None of Comcast and/or Comcast Bidco, or any of their associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this announcement will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with its legal or regulatory obligations, none of Comcast and/or Comcast Bidco is under any obligation, and Comcast and/or Comcast Bidco expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No profit forecast or estimates

No statement in this announcement is intended as a profit forecast or profit estimate for any period. No statement in this announcement should be interpreted to mean that cash flow from operations, free cash flow, earnings or earnings per share for Comcast and/or Comcast Bidco as appropriate, for the current or future financial years would necessarily match or exceed the historical published cash flow from operations, free cash flow, earnings or earnings per share for Comcast and/or Comcast Bidco, as appropriate.

Dealing and Opening Position Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in one per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to midnight on the day before the deadline for making an Opening Position Disclosure must instead make a dealing disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in one per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a dealing disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A dealing disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A dealing disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and dealing disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and dealing disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a dealing disclosure, you should contact the Panel’s Market Surveillance Unit on +44 (0) 20 7638 0129.

For the purposes of this section (Disclosure requirements of the Code) and the following section (Publication on Website) of this announcement, “business day” means a day on which the London Stock Exchange is open for the transaction of business.

Publication on website

This announcement will be available free of charge, subject to certain restrictions in relation to persons resident in Restricted Jurisdictions, on Comcast’s website at www.cmcsa.com/proposal-for-sky and on Sky’s website at https://www.skygroup.sky/corporate/investors/offers-for-sky/comcast-offer by no later than 12.00 noon (London time) on the business day following this announcement. Neither the content of any website referred to in this announcement nor the content of any website accessible from hyperlinks is incorporated into, or forms part of, this announcement.

Sky Shareholders may request a hard copy of this announcement by contacting the Receiving Agent, Link Asset Services, on 0345 307 3443 (or +44 (0) 345 307 3443, if telephoning from outside the UK). Sky Shareholders may also request that all future documents, announcements and information to be sent to them in relation to the Acquisition should be in hard copy form. A hard copy of such documents, announcements (including this announcement) and information will not be sent unless so requested.

Rounding

Certain figures included in this announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

Time

All times shown in this announcement are London times, unless otherwise stated.

About Comcast

Comcast Corporation is a global media and technology company with two primary businesses, Comcast Cable and NBCUniversal. Comcast Cable is one of the United States’ largest video, high-speed internet, and phone providers to residential customers under the XFINITY brand, and also provides these services to businesses. It also provides wireless and security and automation services to residential customers under the XFINITY brand. NBCUniversal operates news, entertainment and sports cable networks, the NBCUniversal and Telemundo broadcast networks, television production operations, television station groups, Universal Pictures and Universal Parks and Resorts. Visit www.comcastcorporation.com for more information.